SHARE TRANSFER AGREEMENT

THIS AGREEMENT effective the 30th day of June, 2015

AMONG:
TransAKT Holding Limited., a corporation formed and existing under the laws of Turks and Caicos Islands, with an office located at 3F No 19-2, Lane 231 Fu-Hsin North Rd.

(the “Company”)

AND:
James Wu., an individual and national of Taiwan, with an office located at 3F No 19-2, Lane 231 Fu-Hsin North Rd.
.
(the “Purchaser”)

AND:
TransAKT Limited a corporation formed and existing under the laws of the State of Nevada, with an office located at Unit 8, 3/F.,Wah Yiu Industrial Centre, 30-32 Au Pui Wan Street, Fo Tan, N.T. Hong Kong.
.
(the “Shareholder”)

WITNESSES THAT WHEREAS:

A.	the Shareholder is the registered and beneficial owner of 1000 common shares (the “Shares”) in the capital stock of the Company, being 100% of the issued and outstanding securities of the Company; and

B.

the Shareholder wishes to sell to the Purchaser and the Purchaser wishes to purchase from the Shareholder the Shares on the terms and conditions hereinafter set forth in this Agreement (the “Transaction”).

THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties), and for the consideration set forth in clause 1.1 below, (the receipt and sufficiency of which is hereby acknowledged), the parties covenant and agree each with the others as follows:

1.           SHARE TRANSFER

1.1           On the basis of the warranties and representations of the Shareholder and the Purchaser set forth in clause 2.1 and 3.1 of this Agreement and subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase from the Shareholder and the Shareholder agrees to sell to the Purchaser the Shares effective the date of this Agreement for the aggregate purchase price of USD$100,000, plus cancellation of the intercompany debts between TransAKT Holding Ltd. and its subsidiary TransAKT Taiwan Ltd. and the holding company as a Group (including but not limited to direct holding company ‘TransAKT Taiwan Limited’, other indirect holding companies, affiliated companies, shareholders, officers and directors) (the “Purchase Price”) that is payable on the close of the Transaction on the effective date of this Agreement (the “Closing”).

2.           REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER

2.1           The Shareholder represents and warrants to the Purchaser that:

(a)

immediately prior to and at the Closing, the Shareholder shall be the legal and beneficial owner of the Shares and on the Closing Date, the Shareholder shall transfer to the Purchaser the Shares free and clear of all liens, restrictions, covenants or adverse claims of any kind or character; and

(b)

the Shareholder has the legal power and authority to execute and deliver this Agreement and all other documents required to be executed and delivered by the Shareholder hereunder and to consummate the transactions contemplated hereby.

3.           REPRESENTATIONS AND WARRANTIES OF THE COMPANY

3.1           The Company represents and warrants to the Purchaser that:

(a)	immediately prior to and at the Closing, the Shares shall constitute 100% of the issued and outstanding securities in the capital stock of the Company.

(b)

immediately prior to and at the Closing there shall be no issued or outstanding warrants, options, debentures, preferred shares or other securities or instruments convertible into common shares or other securities in the capital stock of the Company.

4.           REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

4.1           The Purchaser represents and warrants to the Shareholder that the Purchaser:

(a)	has the legal power and authority to execute and deliver this Agreement and to consummate the transactions hereby contemplated;

5.           CONDITIONS

5.1           The obligation of the Purchaser to carry out the terms of this Agreement is subject to the following conditions:

(a)	as soon as practicable the Shareholder will have delivered to the Purchaser, the following documents:

(i)

either: (i) share certificates representing the Shares, duly endorsed by the Shareholder for transfer to the Purchaser; or (ii) a duly executed and witnessed power of attorney to transfer the Shares substantially in the form attached hereto as Exhibit “A”;

(ii)	all of the consents and approvals in writing necessary to the transfer contemplated herein; and

(iii)	all other documents and instruments as the Purchaser may reasonably require.

5.2           This is a valid and binding Agreement, whether or not the foregoing conditions are satisfied; however, the obligation of the Purchaser to complete the transfer is subject to waiver or satisfaction of these conditions precedent. The conditions set forth in clause 5.1 of this Agreement are for the exclusive benefit of the Purchaser and may be waived by the Purchaser in writing in whole or in part, but save as so waived, the completion of the transfer referred to in clause 1.1 hereof by the Purchaser will not prejudice or affect in any way the rights of the Purchaser in respect of the warranties and representations of the Shareholder as set forth in clause 2.1 and 3.1 of this Agreement, and the said warranties and representations will survive. 5.3 The obligation of the Shareholder to carry out the terms of this Agreement is subject to the following conditions:

(a)	as soon as practicable the Purchaser will have delivered to the Shareholder, the following documents:

(i)	all of the consents and approvals in writing necessary to the transfer contemplated herein;

(ii)	all other documents and instruments as the Purchaser may reasonably require.

6.           NOTICE

6.1           Any notice required or permitted to be given under this Agreement will be validly given if in writing and delivered, sent by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy or sent by prepaid registered mail, addressed to the applicable party at its address indicated on the first page of this Agreement or to such other address as any party may specify by notice in writing to the other. Any notice delivered on a business day will be deemed conclusively to have been effectively given on the date notice was delivered and any notice given by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed conclusively to have been given on the date of such transmission. Any notice sent by prepaid registered mail will be deemed conclusively to have been effectively given on the third Business Day after posting, but if at the time of posting or between the time of posting and the fifth Business Day thereafter there is a strike, lockout or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

7.           INDEMNIFICATION

7.1           The Shareholder agrees to indemnify and hold harmless the Purchaser against any losses, claims, damages or liabilities to which the Purchaser may become subject insofar as such losses, claims, damages or liabilities arise out of or are based upon taxes, real property leases or equipment leases payable by or for which the Company has the primary liability; and in particular, any guarantees of Company indebtedness provided by the Shareholder.

8.           GENERAL PROVISIONS

8.1           Time is of the essence of this Agreement.

8.2           The parties will execute and deliver all such further documents and instruments and do all acts and things as may be necessary or convenient to carry out the full intent and meaning of and to effect the transactions contemplated by this Agreement.

8.3           This Agreement is the whole agreement between the parties hereto in respect of the transfer contemplated hereby and there are no warranties, representations, terms, conditions, or collateral agreements expressed or implied, statutory or otherwise, other than expressly set forth in this Agreement.

8.4           This Agreement will enure to the benefit of and be binding upon the parties hereto, and their respective heirs, administrators, executors, successors and assigns.

8.5           This Agreement will be governed by and construed in accordance with the laws of the State of Nevada, and the parties hereby attorn to the jurisdiction of the Courts of competent jurisdiction of the State of Nevada in any proceeding hereunder.

[THIS PART LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date first written above.

WITNESSED BY:	)	TRANSAKT HOLDINGS
	)	LIMITED.
/s/Yam Chi Wah	)
Name	)
)
Address	)	/s/Ho Kang Wing
	)	Its: Authorized Signatory
)
)
Occupation	)	(Please print name)

WITNESSED BY:	)	TRANSAKT LIMITED
)
/s/Yam Chi Wah	)
Name	)
	)	/s/Ho Kang Wing
Address	)	Its: Authorized Signatory
)
)
)
Occupation	)	(Please print name)

WITNESSED BY:	)
)
/s/Wu Chi Sam	)
Name	)
)
Address	)	/s/James Wu
	)	James Wu
)
)
Occupation	)

Exhibit “A”

POWER OF ATTORNEY TO TRANSFER BONDS OR SHARES

FOR VALUE RECEIVED the undersigned, TransAKT Limited, hereby sells, assigns and transfers unto James Wu, 1000 common shares standing in the name of the undersigned on the books of TransAKT Holding Limited., (the “Company”) and hereby irrevocably constitutes and appoints ______________________, the attorney of the undersigned to transfer the said shares on the books of the Company with full power of substitution in the premises.

DATED, this 30th day of June, 2015.

Signed in the presence of:	)	TRANSAKT LIMITED
)
)
)
)
Per: Ho Kang-Wing
President
(Signature of person executing this power)

Signature of transferor guaranteed by:

*
* Authorized Signature Number

NOTE: The signature to this assignment must correspond with the name as recorded on the certificate(s)/bond(s) in every particular without alteration or enlargement or any change whatever.